EXHIBIT 10.9

AMENDMENT NUMBER ONE
to the
AMENDED AND RESTATED SALE AND SERVICING AGREEMENT,
Dated as of November 25, 2003,
among
OPTION ONE OWNER TRUST 2001-2,
OPTION ONE LOAN WAREHOUSE CORPORATION,
OPTION ONE MORTGAGE CORPORATION
and
WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

          This AMENDMENT NUMBER ONE (this “Amendment”) is made and is effective as of this 30th day of April, 2004, among Option One Owner Trust 2001-2 (the “Issuer”), Option One Loan Warehouse Corporation (the “Depositor”), Option One Mortgage Corporation (the “Loan Originator” and the “Servicer”) and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Sale and Servicing Agreement, dated as of November 25, 2003 (as amended, the “Sale and Servicing Agreement”), among the Issuer, the Depositor, the Loan Originator, the Servicer and the Indenture Trustee, as otherwise amended.

RECITALS

          WHEREAS, the parties hereto desire to amend the Sale and Servicing Agreement subject to the terms and conditions of this Amendment.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement.

          SECTION 2. Amendments.

(a)	Effective as of April 30, 2004, Section 1.01 of the Sale and Servicing Agreement is hereby amended by deleting the definition of “Trust Accounts” and replacing such definition with the following:

                         “Trust Accounts: The Distribution Account, the Collection Account, the Advance Account and the Transfer Obligation Account.”

(b)	Effective as of April 30, 2004, Section 2.06(a) of the Sale and Servicing Agreement is hereby amended by deleting the first paragraph of such Section and replacing it in its entirety with the following:

                         “Two (2) Business Days prior to each Transfer Date, the Issuer shall give notice to the Initial Noteholder of such upcoming Transfer Date and provide an estimate of the number of Loans and aggregate Principal Balance of such Loans to be transferred on such Transfer Date. On the Business Day prior to each Transfer Date, the Issuer shall provide the Initial Noteholder a final Loan Schedule with respect to the Loans to be transferred on such Transfer Date. On each Transfer Date, the Depositor or the applicable QSPE Affiliate shall convey to the Issuer, the Loans and the other property and rights related thereto described in the related S&SA Assignment, and the Issuer, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall deposit or cause to be deposited cash in the amount of the Additional Note Principal Balance received from the Initial Noteholder in the Advance Account in respect thereof, and the Paying Agent shall, promptly after such deposit, withdraw the amount deposited in respect of applicable Additional Note Principal Balance from the Advance Account, and distribute such amount to or at the direction of the Depositor or the applicable QSPE Affiliate in payment of the Sales Price for the related Loans. If amounts are withdrawn from the Advance Account in payment of the Sales Price of any Wet Funded Loan that is not actually funded to the related Borrower on the date of withdrawal, the Loan Originator shall redeposit or cause to be redeposited such amounts into the Advance Account prior to the close of business on such day. If the related Loan is not funded to the related Borrower by 4:00 p.m. New York City time on the immediately following Business Day, such amount shall be returned by the Paying Agent to the Initial Noteholder by wire transfer not later than 4:30 p.m. New York City time on such immediately following Business Day.”

(c)	Effective as of April 30, 2004, Section 5.04 of the Sale and Servicing Agreement is hereby amended by deleting such Section and replacing it in its entirety with the following:

          “Section 5.04 Advance Account.

          (a) The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained an Advance Account (the “Advance Account”), which shall be a separate Eligible Account entitled “Option One Owner Trust 2001-2 Advance Account, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, for the benefit of the Option One Owner Trust 2001-2 Mortgage-Backed Notes.” The Advance Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Collection Account shall not be invested.

          (b) Deposits and Withdrawals. Amounts in respect of Additional Note Principal Balances purchased on Transfer Dates related to Loans shall be deposited in and withdrawn from the Advance Account as provided in Sections 2.01(c) and 2.06 hereof and Section 3.01 of the Note Purchase Agreement. All amounts on deposit in the Advance Account at any time shall be the property of the Initial Noteholder and shall be held in escrow by the Indenture Trustee for application in accordance with this Agreement.”

          SECTION 3. Representations. In order to induce the parties hereto to execute and deliver this Amendment, each of the Issuer, the Depositor and the Loan Originator hereby jointly and severally represents to the other parties hereto and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Note Purchase Agreement and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Sale and Servicing Agreement.

          SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Sale and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Sale and Servicing Agreement, any reference in any of such items to the Sale and Servicing Agreement being sufficient to refer to the Sale and Servicing Agreement as amended hereby.

          SECTION 5. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

          SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 8. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-2 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2001-2

By:	Wilmington Trust Company, not in its
individual capacity but solely as owner trustee

By:	/s/ Patricia A. Evans

Name:	Patricia A. Evans
Title:	Assistant Vice President

OPTION ONE LOAN WAREHOUSE CORPORATION

By:	/s/ Bob Fulton

Name:	Bob Fulton
Title:	Assistant Secretary

OPTION ONE MORTGAGE CORPORATION

By:	/s/ Bob Fulton

Name:	Bob Fulton
Title:	Assistant Secretary

WELLS FARGO BANK MINNESOTA, NATIONAL
ASSOCIATION, as Indenture Trustee

By:	/s/ Reid Denny

Name:	Reid Denny
Title:	V.P.